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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

           We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-99072) of Arbor Software Corporation of our report dated April 23, 1998, except as to Note 12 which is as of May 25, 1998, appearing on page 31 of this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP
San Jose, California
June 10, 1998